Exhibit 4.5

NUMBER SHARES ALPHA TAU MEDICAL LTD. CUSIP 000000 00 0 INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL ORDINARY SHARES SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT SPECIMEN IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF ALPHA TAU MEDICAL LTD. transferable on the books of the Company in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Israel, and to the Articles of Association of the Company, as now or hereafter amended. WITNESS the facsimile seal of the Company and the signatures of its duly authorized officers.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common UNIF GIFT MIN ACT-Custodian TEN ENT -as tenants by the entireties (Cust) IT TEN — as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act in common (state) TTEE - trustee under Agreement dated Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE. Ordinary shares represented by this certificate and do hereby irrevocably constitute and appoint J Attorney, to transfer the said shares on the books of within-named Company with full power of substitution in the premises. DATED NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. SIGNATURE GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.